Business Combination, Significant Transaction and Sale of Business - Schedule of Fair Values of the Acquired Assets and Assumed Liabilities (Details) - Acquisition of Meida Computers Software Solutions (G.D) Ltd [Member]
$ in Thousands
Jul. 03, 2024 USD ($)
Schedule of Fair Values of the Acquired Assets and Assumed Liabilities [Line Items]
Net liabilities excluding cash acquired	$ (2,254)
Intangible assets	9,082
Deferred taxes	(2,031)
Non-controlling interests	(2,968)
Goodwill	8,038
Total assets acquired net of acquired cash	$ 9,867